Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Announces Record Second Quarter 2021 Financial Results
•Service Rebound, UK Market Recovery, and Strong Cost Control Drive Impressive Results
•U.S. Same Store Total Used Vehicle Gross Profit Increased 119% YOY
HOUSTON, TX, July 29, 2021 - Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today reported record second quarter 2021 financial results.
Second quarter 2021 net income per diluted share was an all-time quarterly record of $10.35, a 533.9 percent increase from $1.63 per diluted share as reported for second quarter 2020. Second quarter 2021 adjusted net income per diluted share (a non-GAAP measure) was $10.31, a 173.6 percent increase from $3.77 per diluted share as reported for second quarter 2020. Second quarter 2021 net income was $191.0 million, a 532.9 percent increase compared to net income of $30.2 million in the same period of 2020. Second quarter 2021 adjusted net income (a non-GAAP measure) was $190.2 million, a 173.2 percent increase compared to adjusted net income of $69.6 million for the same period of 2020. The Company’s second quarter 2021 total revenues were $3.7 billion, a 73.6 percent increase compared to total revenues of $2.1 billion in the same period of 2020.
Second quarter 2021 adjusted net income and diluted earnings per share excluded net after-tax adjustments totaling $0.8 million, or $0.04 per common share. The adjustments consist of gains on dealership and real estate transactions and a tax benefit related to the revaluation of deferred tax items in the U.K., partially offset by a non-cash loss associated with certain interest rate swaps due to decreased vehicle inventory levels. Second quarter 2020 adjusted net income and diluted earnings per share excluded net after-tax adjustments of $39.4 million, or $2.13 per share, primarily related to non-cash asset impairment charges, out-of-period adjustments to accelerate stock-based compensation expense, loss on debt extinguishment and severance costs. Reconciliations of non-GAAP financial measures are included in the attached financial tables. Certain disclosures may not compute due to rounding.

“Although the new vehicle supply disruption continues to impact our vehicle sales volume in all three of our markets, our operating teams continue to navigate this challenge with great success,” said Earl J. Hesterberg, Group 1’s President and Chief Executive Officer. “Our aftersales business is recovering extremely well, and our cost control has been outstanding.”

Consolidated Operating Highlights for Second Quarter 2021 (year-over-year comparable basis)
Reported:
•Total revenues increased 73.6 percent, to $3.7 billion. Total gross profit increased 84.3 percent, to $661.3 million.
•New vehicle revenues increased 74.6 percent, as units sold increased 62.0 percent. New vehicle gross profit per retail unit (PRU) increased 59.9 percent, to $3,853.
•Used vehicle retail revenues increased 86.5 percent, as units increased 47.4 percent. Used vehicle retail gross profit PRU increased 59.9 percent, to $2,425.
•Parts and service gross profit increased 44.5 percent, on a 39.1 percent increase in revenue.
•Finance and Insurance (F&I) gross profit PRU increased 8.0 percent, to $1,832.
•Selling, General and Administrative (SG&A) expenses as a percentage of gross profit decreased 913 basis points, to 57.0 percent. Adjusted SG&A expenses (a non-GAAP measure) as a percentage of gross profit decreased 573 basis points, to 57.1 percent.

Same Store on a Constant Currency Basis (a non-GAAP measure):
•Total revenues increased 70.6 percent. Total gross profit increased 81.6 percent.
•New vehicle gross profit increased 156.2 percent, as units increased 62.4 percent. New vehicle gross profit PRU increased 57.8 percent.
•Used vehicle retail gross profit increased 130.7 percent, as units increased 48.8 percent. Used vehicle retail gross profit PRU increased 55.0 percent.
•Parts and service gross profit increased 41.6 percent.
•F&I gross profit PRU increased 6.8 percent.
•SG&A expenses as a percentage of gross profit decreased 880 basis points. Adjusted SG&A expenses as a percentage of gross profit decreased 548 basis points.

Share Repurchase Authorization
During the second quarter of 2021, the Company repurchased approximately 125,000 shares at an average price of $148.79, for a total of approximately $18.6 million. The Company has approximately $150 million remaining on its Board authorized common stock share repurchase program. Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions, and subject to Board approval and covenant restrictions. While the Company’s first priority for capital allocation remains M&A, it continues to be open to returning cash to shareholders.
Corporate Development
As previously announced in July 2021, the Company acquired nine franchises in the U.K., which will contribute approximately $300 million in incremental annual revenues, and which increased the Company’s U.K. portfolio count to 75 franchises. Hesterberg added, “We believe this is an excellent time to expand our U.K. business. Pent-up vehicle demand resulting from both Brexit and the pandemic should drive higher sales in the next several years.”
Year-to-date, the Company has acquired 11 franchises, which are expected to generate $420 million in incremental annual revenues, and disposed of four franchises, which generated approximately $70 million in trailing-twelve-month revenues.
Second Quarter 2021 Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second quarter 2021 financial results. The conference call will be simulcast live on the Internet at group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: group1corp.com/events. A webcast replay will be available for 30 days.
The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:
Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    3896520
A telephonic replay will be available following the call through May 6, 2021 by dialing:
Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10158175

ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 188 automotive dealerships, 242 franchises, and 48 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.
Investors please visit group1corp.com, group1auto.com, group1collision.com, acceleride.com, facebook.com/group1auto, and twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.
FORWARD-LOOKING STATEMENTS
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements include statements regarding our goals, plans, and business strategy to repurchase shares of Group 1 common stock, our expectations regarding the reinstatement of our quarterly dividend as well as other statements, and may include words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "should," "foresee," "may" or "will" and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) board approval of future dividends, (b) general economic and business conditions, (c) the level of manufacturer incentives, (d) the future regulatory environment, (e) our ability to obtain an inventory of desirable new and used vehicles and the impact of supply chain disruptions which occur from time to time, (f) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (g) our cost of financing and the availability of credit for consumers, (h) our ability to complete acquisitions and dispositions and the risks associated therewith, (i) foreign exchange controls and currency fluctuations, (j) our ability to retain key personnel, (k) the impacts of COVID-19 on our business, (l) the impacts of any potential global recession, and (m) our ability to maintain vehicle margins, implement and maintain expense controls, and maintain sufficient liquidity to operate. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NON-GAAP FINANCIAL MEASURES, SAME STORE DATA, AND OTHER DATA
In addition to evaluating the financial condition and results of our operations in accordance with U.S. GAAP, from time to time our management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering alternative financial measures not prepared in accordance with U.S. GAAP. In our evaluation of results from time to time, we exclude items that do not arise directly from core operations, such as non-cash asset impairment charges, out-of-period adjustments, legal matters, gains and losses on dealership franchise or real estate transactions, and catastrophic events, such as hailstorms, hurricanes, and snow storms. Because these non-core charges and gains materially affect the Company's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. This includes evaluating measures such as adjusted selling, general and administrative expenses, adjusted net income, adjusted diluted earnings per share, and constant currency. These adjusted measures are not measures of financial performance under U.S. GAAP, but are instead considered non-GAAP financial performance measures. Non-GAAP measures do not have definitions under U.S. GAAP and may be defined differently by, and not be comparable to similarly titled measures used by, other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with U.S. GAAP. We caution investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable U.S. GAAP measures.

In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Our management also uses these adjusted measures in conjunction with U.S. GAAP financial measures to assess our business, including communication with our Board of Directors, investors, and industry analysts concerning financial performance. We disclose these non-GAAP measures, and the related reconciliations, because we believe investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance. The exclusion of certain expenses in the calculation of non-GAAP financial measures should not be construed as an inference that these costs are unusual or infrequent. We anticipate excluding these expenses in the future presentation of our non-GAAP financial measures.

In addition, we evaluate our results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. We believe providing constant currency information provides valuable supplemental information regarding our underlying business and results of operations, consistent with how we evaluate our performance. We calculate constant currency percentages by converting our current period reported results for entities reporting in currencies other than U.S. dollars using comparative period exchange rates rather than the actual exchange rates in effect during the respective periods. The constant currency performance measures should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with U.S. GAAP. The Same Store amounts presented include the results of dealerships for the identical months in each period presented in comparison, commencing with the first full month in which the dealership was owned by us and, in the case of dispositions, ending with the last full month it was owned by us. Same Store results also include the activities of our corporate headquarters.

Certain amounts in the financial statements may not compute due to rounding. All computations have been calculated using unrounded amounts for all periods presented.

SOURCE: Group 1 Automotive, Inc.
Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30,
	2021	2020	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$1,855.3	$1,062.7	$792.6	74.6%
Used vehicle retail sales	1,195.6	641.2	554.4	86.5%
Used vehicle wholesale sales	96.4	48.7	47.7	98.0%
Parts and service sales	392.1	282.0	110.2	39.1%
Finance, insurance and other, net	161.0	96.7	64.3	66.5%
Total revenues	3,700.4	2,131.2	1,569.2	73.6%
COST OF SALES:
New vehicle retail sales	1,690.0	998.9	691.1	69.2%
Used vehicle retail sales	1,086.5	594.9	491.6	82.6%
Used vehicle wholesale sales	87.2	46.6	40.6	87.1%
Parts and service sales	175.4	132.0	43.4	32.9%
Total cost of sales	3,039.2	1,772.4	1,266.8	71.5%
GROSS PROFIT	661.3	358.8	302.4	84.3%
Selling, general and administrative expenses	376.7	237.2	139.5	58.8%
Depreciation and amortization expense	18.8	18.8	—	0.2%
Asset impairments	—	23.8	(23.8)	(100.0)%
INCOME FROM OPERATIONS	265.8	79.0	186.7	236.3%
Floorplan interest expense	8.8	10.1	(1.3)	(13.2)%
Other interest expense, net	13.7	16.2	(2.5)	(15.3)%
Loss on extinguishment of debt	—	10.4	(10.4)	(100.0)%
INCOME BEFORE INCOME TAXES	243.2	42.3	200.9	474.6%
Provision for income taxes	52.3	12.2	40.1	329.9%
NET INCOME	$191.0	$30.2	$160.8	532.9%
Less: Earnings allocated to participating securities	6.4	1.1	5.3	490.0%
Net income available to diluted common shares	$184.5	$29.1	$155.5	534.5%
DILUTED EARNINGS PER SHARE	$10.35	$1.63	$8.72	533.9%
Weighted average dilutive common shares outstanding	17.8	17.8	—	0.1%
Weighted average participating securities	0.6	0.7	—	(6.6)%
Total weighted average shares	18.5	18.5	—	(0.1)%
Effective tax rate	21.5%	28.7%	(7.2)%

Group 1 Automotive, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30,
	2021	2020	Increase/(Decrease)	% Change
REVENUES:
New vehicle retail sales	$3,398.7	$2,404.8	$993.8	41.3%
Used vehicle retail sales	2,094.4	1,420.3	674.1	47.5%
Used vehicle wholesale sales	176.6	135.2	41.4	30.7%
Parts and service sales	752.8	652.6	100.2	15.4%
Finance, insurance and other, net	288.0	209.2	78.8	37.7%
Total revenues	6,710.5	4,822.0	1,888.4	39.2%
COST OF SALES:
New vehicle retail sales	3,134.4	2,278.3	856.1	37.6%
Used vehicle retail sales	1,925.7	1,331.8	593.8	44.6%
Used vehicle wholesale sales	163.5	132.1	31.4	23.8%
Parts and service sales	335.0	304.5	30.4	10.0%
Total cost of sales	5,558.5	4,046.7	1,511.8	37.4%
GROSS PROFIT	1,151.9	775.3	376.7	48.6%
Selling, general and administrative expenses	695.2	565.1	130.0	23.0%
Depreciation and amortization expense	38.3	37.4	0.9	2.4%
Asset impairments	—	23.8	(23.8)	(100.0)%
INCOME FROM OPERATIONS	418.5	148.9	269.6	181.0%
Floorplan interest expense	16.4	23.0	(6.6)	(28.8)%
Other interest expense, net	27.5	34.3	(6.8)	(19.9)%
Loss on extinguishment of debt	—	10.4	(10.4)	(100.0)%
INCOME BEFORE INCOME TAXES	374.6	81.2	293.4	361.2%
Provision for income taxes	81.7	21.3	60.4	284.1%
NET INCOME	$292.9	$60.0	$233.0	388.6%
Less: Earnings allocated to participating securities	9.9	2.1	7.8	361.1%
Net income available to diluted common shares	$283.0	$57.8	$225.2	389.6%
DILUTED EARNINGS PER SHARE	$15.88	$3.25	$12.63	389.1%
Weighted average dilutive common shares outstanding	17.8	17.8	—	0.1%
Weighted average participating securities	0.6	0.7	—	(6.4)%
Total weighted average shares	18.5	18.5	—	(0.1)%
Effective tax rate	21.8%	26.2%	(4.4)%

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

	June 30, 2021	December 31, 2020	Increase/(Decrease)	% Change
SELECTED BALANCE SHEET INFORMATION:
(In millions)
Cash and cash equivalents	$198.7	$87.3	$111.4	127.7%
Inventories, net	$1,030.2	$1,468.0	$(437.8)	(29.8)%
Floorplan notes payable, net (1)	$498.5	$1,095.0	$(596.5)	(54.5)%
Total debt	$1,381.3	$1,351.4	$29.9	2.2%
Total equity	$1,754.0	$1,449.6	$304.4	21.0%
(1) Amounts are net of offset accounts of $326.1 and $176.4, respectively.

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
United States	79.4%	82.9%	79.2%	75.1%
United Kingdom	17.2%	14.5%	17.5%	20.6%
Brazil	3.4%	2.6%	3.3%	4.3%

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Lexus	25.8%	22.8%	25.9%	23.1%
Volkswagen/Audi/Porsche/SEAT/SKODA	15.3%	11.7%	14.8%	14.2%
BMW/MINI	11.7%	10.5%	11.1%	11.2%
Honda/Acura	10.3%	9.9%	10.0%	9.6%
Ford/Lincoln	7.6%	12.3%	8.5%	11.1%
Chevrolet/GMC/Buick/Cadillac	6.6%	8.7%	6.9%	7.6%
Nissan	5.8%	5.9%	5.5%	5.6%
Hyundai/Kia/Genesis	5.7%	4.8%	5.3%	4.4%
Mercedes-Benz/smart/Sprinter	4.5%	5.3%	4.8%	5.3%
Chrysler/Dodge/Jeep/RAM	3.9%	4.9%	4.0%	4.1%
Jaguar/Land Rover	1.7%	1.7%	2.0%	2.2%
Other	1.1%	1.6%	1.3%	1.7%
	100.0%	100.0%	100.0%	100.0%

	June 30, 2021	December 31, 2020	June 30, 2020
DAYS’ SUPPLY IN INVENTORY (1):
Consolidated
New vehicle inventory	20	52	61
Used vehicle inventory	32	37	29
U.S.
New vehicle inventory	16	48	64
Used vehicle inventory	29	32	25
U.K.
New vehicle inventory	31	102	49
Used vehicle inventory	39	52	38
Brazil
New vehicle inventory	32	27	81
Used vehicle inventory	54	51	61
(1) Days’ supply in inventory is calculated based on inventory unit levels and 30-day total unit sales volumes, both at the end of each reporting period.

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,855.3	$1,062.7	$792.6	74.6%	$33.6	71.4%
Used vehicle retail sales	1,195.6	641.2	554.4	86.5%	32.8	81.3%
Used vehicle wholesale sales	96.4	48.7	47.7	98.0%	3.6	90.6%
Total used	1,292.0	689.9	602.1	87.3%	36.5	82.0%
Parts and service sales	392.1	282.0	110.2	39.1%	5.6	37.1%
F&I, net	161.0	96.7	64.3	66.5%	1.7	64.7%
Total revenues	$3,700.4	$2,131.2	$1,569.2	73.6%	$77.4	70.0%
Gross profit:
New vehicle retail sales	$165.3	$63.8	$101.5	159.2%	$2.1	155.9%
Used vehicle retail sales	109.1	46.3	62.8	135.8%	2.3	130.9%
Used vehicle wholesale sales	9.1	2.0	7.1	NM	0.3	NM
Total used	118.2	48.3	69.9	144.7%	2.5	139.5%
Parts and service sales	216.7	150.0	66.7	44.5%	3.4	42.2%
F&I, net	161.0	96.7	64.3	66.5%	1.7	64.7%
Total gross profit	$661.3	$358.8	$302.4	84.3%	$9.8	81.6%
Gross margin:
New vehicle retail sales	8.9%	6.0%	2.9%
Used vehicle retail sales	9.1%	7.2%	1.9%
Used vehicle wholesale sales	9.5%	4.2%	5.3%
Total used	9.2%	7.0%	2.1%
Parts and service sales	55.3%	53.2%	2.1%
Total gross margin	17.9%	16.8%	1.0%
Units sold:
Retail new vehicles sold	42,893	26,472	16,421	62.0%
Retail used vehicles sold	45,002	30,528	14,474	47.4%
Wholesale used vehicles sold	10,965	7,303	3,662	50.1%
Total used	55,967	37,831	18,136	47.9%
Average sales price per unit sold:
New vehicle retail	$43,254	$40,143	$3,111	7.8%	$783	5.8%
Used vehicle retail	$26,568	$21,004	$5,564	26.5%	$729	23.0%
Gross profit per unit sold:
New vehicle retail sales	$3,853	$2,409	$1,444	59.9%	$48	58.0%
Used vehicle retail sales	$2,425	$1,516	$909	59.9%	$50	56.6%
Used vehicle wholesale sales	$832	$278	$554	NM	$24	NM
Total used	$2,113	$1,277	$836	65.4%	$45	61.9%
F&I PRU	$1,832	$1,697	$135	8.0%	$20	6.8%
Other:
SG&A expenses	$376.7	$237.2	$139.5	58.8%	$6.3	56.2%
Adjusted SG&A expenses (1)	$377.5	$225.4	$152.1	67.5%	$6.3	64.7%
SG&A as % gross profit	57.0%	66.1%	(9.1)%
Adjusted SG&A as % gross profit (1)	57.1%	62.8%	(5.7)%
Operating margin %	7.2%	3.7%	3.5%
Adjusted operating margin % (1)	7.2%	5.4%	1.8%
Pretax margin %	6.6%	2.0%	4.6%
Adjusted pretax margin % (1)	6.6%	4.1%	2.5%
Floorplan expense:
Floorplan interest expense	$8.8	$10.1	$(1.3)	(13.2)%	$0.2	(14.9)%
Less: Floorplan assistance (2)	15.3	9.8	5.4	55.5%	—	55.5%
Net floorplan expense	$(6.5)	$0.3	$(6.8)		$0.2
Adjusted floorplan interest expense (1)	$6.5	$10.1	$(3.7)	(36.1)%	$0.2	(37.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$3,398.7	$2,404.8	$993.8	41.3%	$39.9	39.7%
Used vehicle retail sales	2,094.4	1,420.3	674.1	47.5%	38.4	44.8%
Used vehicle wholesale sales	176.6	135.2	41.4	30.7%	4.5	27.3%
Total used	2,271.0	1,555.4	715.6	46.0%	42.9	43.2%
Parts and service sales	752.8	652.6	100.2	15.4%	6.7	14.3%
F&I, net	288.0	209.2	78.8	37.7%	1.9	36.8%
Total revenues	$6,710.5	$4,822.0	$1,888.4	39.2%	$91.9	37.3%
Gross profit:
New vehicle retail sales	$264.3	$126.6	$137.7	108.8%	$2.0	107.2%
Used vehicle retail sales	168.7	88.4	80.3	90.8%	2.2	88.3%
Used vehicle wholesale sales	13.1	3.0	10.0	NM	0.2	NM
Total used	181.8	91.5	90.3	98.7%	2.4	96.1%
Parts and service sales	417.8	348.0	69.8	20.0%	4.4	18.8%
F&I, net	288.0	209.2	78.8	37.7%	1.9	36.8%
Total gross profit	$1,151.9	$775.3	$376.7	48.6%	$10.8	47.2%
Gross margin:
New vehicle retail sales	7.8%	5.3%	2.5%
Used vehicle retail sales	8.1%	6.2%	1.8%
Used vehicle wholesale sales	7.4%	2.2%	5.2%
Total used	8.0%	5.9%	2.1%
Parts and service sales	55.5%	53.3%	2.2%
Total gross margin	17.2%	16.1%	1.1%
Units sold:
Retail new vehicles sold	79,756	61,832	17,924	29.0%
Retail used vehicles sold	83,061	67,318	15,743	23.4%
Wholesale used vehicles sold	20,777	19,389	1,388	7.2%
Total used	103,838	86,707	17,131	19.8%
Average sales price per unit sold:
New vehicle retail	$42,613	$38,893	$3,720	9.6%	$500	8.3%
Used vehicle retail	$25,215	$21,098	$4,117	19.5%	$462	17.3%
Gross profit per unit sold:
New vehicle retail sales	$3,314	$2,047	$1,267	61.9%	$25	60.6%
Used vehicle retail sales	$2,031	$1,314	$718	54.6%	$27	52.6%
Used vehicle wholesale sales	$628	$156	$472	NM	$8	NM
Total used	$1,751	$1,055	$696	66.0%	$23	63.8%
F&I PRU	$1,769	$1,620	$149	9.2%	$12	8.5%
Other:
SG&A expenses	$695.2	$565.1	$130.0	23.0%	$7.3	21.7%
Adjusted SG&A expenses (1)	$695.0	$552.5	$142.5	25.8%	$7.2	24.5%
SG&A as % gross profit	60.3%	72.9%	(12.5)%
Adjusted SG&A as % gross profit (1)	60.3%	71.3%	(10.9)%
Operating margin %	6.2%	3.1%	3.1%
Adjusted operating margin % (1)	6.2%	3.8%	2.4%
Pretax margin %	5.6%	1.7%	3.9%
Adjusted pretax margin % (1)	5.6%	2.7%	3.0%
Floorplan expense:
Floorplan interest expense	$16.4	$23.0	$(6.6)	(28.8)%	$0.3	(30.0)%
Less: Floorplan assistance (2)	28.5	20.4	8.1	39.6%	—	39.6%
Net floorplan expense	$(12.1)	$2.6	$(14.7)		$0.3
Adjusted floorplan interest expense (1)	$14.0	$23.0	$(9.0)	(38.9)%	$0.3	(40.1)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
(2) Floorplan assistance is included within New vehicle retail Gross profit above and New vehicle retail Cost of sales in our Condensed Consolidated Statements of Operations.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,504.4	$915.7	$588.7	64.3%
Used vehicle retail sales	882.9	540.9	342.0	63.2%
Used vehicle wholesale sales	61.2	30.5	30.7	100.5%
Total used	944.1	571.4	372.7	65.2%
Parts and service sales	332.6	254.2	78.4	30.8%
F&I, net	143.9	89.8	54.1	60.3%
Total revenues	$2,924.9	$1,831.1	$1,093.8	59.7%
Gross profit:
New vehicle retail sales	$141.7	$56.5	$85.2	150.7%
Used vehicle retail sales	87.3	41.0	46.4	113.2%
Used vehicle wholesale sales	6.4	1.6	4.8	NM
Total used	93.7	42.6	51.2	120.2%
Parts and service sales	181.7	135.6	46.1	34.0%
F&I, net	143.9	89.8	54.1	60.3%
Total gross profit	$561.1	$324.5	$236.6	72.9%
Gross margin:
New vehicle retail sales	9.4%	6.2%	3.2%
Used vehicle retail sales	9.9%	7.6%	2.3%
Used vehicle wholesale sales	10.5%	5.2%	5.2%
Total used	9.9%	7.4%	2.5%
Parts and service sales	54.6%	53.3%	1.3%
Total gross margin	19.2%	17.7%	1.5%
Units sold:
Retail new vehicles sold	34,047	21,937	12,110	55.2%
Retail used vehicles sold	34,008	26,132	7,876	30.1%
Wholesale used vehicles sold	6,606	5,150	1,456	28.3%
Total used	40,614	31,282	9,332	29.8%
Average sales price per unit sold:
New vehicle retail	$44,185	$41,742	$2,443	5.9%
Used vehicle retail	$25,962	$20,699	$5,263	25.4%
Gross profit per unit sold:
New vehicle retail sales	$4,162	$2,576	$1,586	61.6%
Used vehicle retail sales	$2,568	$1,568	$1,000	63.8%
Used vehicle wholesale sales	$969	$311	$658	NM
Total used	$2,308	$1,361	$947	69.6%
F&I PRU	$2,114	$1,868	$247	13.2%
Other:
SG&A expenses	$312.6	$203.3	$109.3	53.8%
Adjusted SG&A expenses (1)	$313.4	$192.7	$120.7	62.6%
SG&A as % gross profit	55.7%	62.6%	(6.9)%
Adjusted SG&A as % gross profit (1)	55.9%	59.4%	(3.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$2,750.4	$1,904.1	$846.3	44.4%
Used vehicle retail sales	1,579.4	1,111.2	468.2	42.1%
Used vehicle wholesale sales	111.6	77.3	34.2	44.3%
Total used	1,691.0	1,188.6	502.4	42.3%
Parts and service sales	628.9	558.9	70.0	12.5%
F&I, net	259.0	187.2	71.8	38.3%
Total revenues	$5,329.3	$3,838.7	$1,490.6	38.8%
Gross profit:
New vehicle retail sales	$222.6	$103.8	$118.8	114.5%
Used vehicle retail sales	137.6	72.9	64.7	88.8%
Used vehicle wholesale sales	10.3	2.4	7.9	NM
Total used	148.0	75.3	72.6	96.4%
Parts and service sales	346.8	299.1	47.7	16.0%
F&I, net	259.0	187.2	71.8	38.3%
Total gross profit	$976.3	$665.4	$310.9	46.7%
Gross margin:
New vehicle retail sales	8.1%	5.5%	2.6%
Used vehicle retail sales	8.7%	6.6%	2.2%
Used vehicle wholesale sales	9.3%	3.1%	6.1%
Total used	8.8%	6.3%	2.4%
Parts and service sales	55.1%	53.5%	1.6%
Total gross margin	18.3%	17.3%	1.0%
Units sold:
Retail new vehicles sold	63,199	46,432	16,767	36.1%
Retail used vehicles sold	64,439	53,800	10,639	19.8%
Wholesale used vehicles sold	13,046	12,177	869	7.1%
Total used	77,485	65,977	11,508	17.4%
Average sales price per unit sold:
New vehicle retail	$43,520	$41,008	$2,512	6.1%
Used vehicle retail	$24,510	$20,655	$3,855	18.7%
Gross profit per unit sold:
New vehicle retail sales	$3,522	$2,235	$1,287	57.6%
Used vehicle retail sales	$2,136	$1,355	$781	57.6%
Used vehicle wholesale sales	$792	$199	$592	NM
Total used	$1,910	$1,142	$768	67.3%
F&I PRU	$2,029	$1,868	$161	8.6%
Other:
SG&A expenses	$574.3	$460.8	$113.5	24.6%
Adjusted SG&A expenses (1)	$574.7	$450.2	$124.5	27.7%
SG&A as % gross profit	58.8%	69.2%	(10.4)%
Adjusted SG&A as % gross profit (1)	58.9%	67.7%	(8.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$301.2	$127.2	$174.0	136.8%	$32.9	110.9%
Used vehicle retail sales	300.9	92.8	208.1	224.1%	32.7	188.9%
Used vehicle wholesale sales	32.5	15.3	17.3	113.2%	3.6	89.9%
Total used	333.4	108.1	225.3	208.5%	36.3	174.9%
Parts and service sales	50.3	21.8	28.5	130.5%	5.5	105.4%
F&I, net	15.7	6.4	9.4	147.1%	1.7	120.3%
Total revenues	$700.7	$263.5	$437.2	165.9%	$76.4	136.9%
Gross profit:
New vehicle retail sales	$18.4	$5.9	$12.5	213.2%	$2.0	179.0%
Used vehicle retail sales	20.8	4.9	15.9	326.2%	2.3	280.1%
Used vehicle wholesale sales	2.5	0.4	2.2	NM	0.3	NM
Total used	23.3	5.2	18.1	345.7%	2.5	297.7%
Parts and service sales	31.0	11.9	19.0	159.2%	3.4	131.1%
F&I, net	15.7	6.4	9.4	147.1%	1.7	120.3%
Total gross profit	$88.4	$29.4	$59.0	200.6%	$9.6	167.9%
Gross margin:
New vehicle retail sales	6.1%	4.6%	1.5%
Used vehicle retail sales	6.9%	5.3%	1.7%
Used vehicle wholesale sales	7.7%	2.3%	5.4%
Total used	7.0%	4.8%	2.2%
Parts and service sales	61.5%	54.7%	6.8%
Total gross margin	12.6%	11.2%	1.5%
Units sold:
Retail new vehicles sold	7,395	3,841	3,554	92.5%
Retail used vehicles sold	10,494	4,040	6,454	159.8%
Wholesale used vehicles sold	4,124	1,829	2,295	125.5%
Total used	14,618	5,869	8,749	149.1%
Average sales price per unit sold:
New vehicle retail	$40,727	$33,119	$7,608	23.0%	$4,455	9.5%
Used vehicle retail	$28,672	$22,978	$5,694	24.8%	$3,114	11.2%
Gross profit per unit sold:
New vehicle retail sales	$2,484	$1,527	$957	62.7%	$271	44.9%
Used vehicle retail sales	$1,984	$1,209	$775	64.1%	$215	46.3%
Used vehicle wholesale sales	$611	$192	$419	NM	$64	NM
Total used	$1,597	$892	$705	79.0%	$172	59.7%
F&I PRU	$879	$808	$72	8.9%	$95	(2.9)%
Other:
SG&A expenses	$56.0	$28.3	$27.7	98.0%	$6.2	76.0%
Adjusted SG&A expenses (1)	$56.0	$27.1	$29.0	106.9%	$6.2	83.9%
SG&A as % gross profit	63.4%	96.2%	(32.8)%
Adjusted SG&A as % gross profit (1)	63.4%	92.1%	(28.7)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$564.3	$423.5	$140.8	33.3%	$52.3	20.9%
Used vehicle retail sales	492.5	281.6	210.9	74.9%	41.7	60.1%
Used vehicle wholesale sales	60.4	51.1	9.3	18.1%	5.0	8.3%
Total used	552.8	332.7	220.1	66.2%	46.7	52.1%
Parts and service sales	106.8	78.3	28.5	36.5%	8.8	25.2%
F&I, net	26.3	19.7	6.6	33.6%	2.4	21.5%
Total revenues	$1,250.3	$854.2	$396.1	46.4%	$110.7	33.4%
Gross profit:
New vehicle retail sales	$33.2	$17.9	$15.2	85.0%	$3.2	66.9%
Used vehicle retail sales	29.0	14.0	15.0	106.5%	2.6	88.3%
Used vehicle wholesale sales	2.4	0.3	2.0	NM	0.2	NM
Total used	31.4	14.4	17.0	118.3%	2.8	99.0%
Parts and service sales	63.6	42.3	21.3	50.5%	5.3	37.9%
F&I, net	26.3	19.7	6.6	33.6%	2.4	21.5%
Total gross profit	$154.4	$94.2	$60.2	63.8%	$13.7	49.3%
Gross margin:
New vehicle retail sales	5.9%	4.2%	1.6%
Used vehicle retail sales	5.9%	5.0%	0.9%
Used vehicle wholesale sales	3.9%	0.6%	3.3%
Total used	5.7%	4.3%	1.4%
Parts and service sales	59.5%	54.0%	5.5%
Total gross margin	12.3%	11.0%	1.3%
Units sold:
Retail new vehicles sold	13,935	12,735	1,200	9.4%
Retail used vehicles sold	17,606	12,064	5,542	45.9%
Wholesale used vehicles sold	7,262	6,413	849	13.2%
Total used	24,868	18,477	6,391	34.6%
Average sales price per unit sold:
New vehicle retail	$40,498	$33,255	$7,243	21.8%	$3,750	10.5%
Used vehicle retail	$27,973	$23,344	$4,629	19.8%	$2,371	9.7%
Gross profit per unit sold:
New vehicle retail sales	$2,379	$1,407	$972	69.1%	$233	52.5%
Used vehicle retail sales	$1,647	$1,164	$483	41.5%	$145	29.0%
Used vehicle wholesale sales	$325	$50	$275	NM	$30	NM
Total used	$1,261	$777	$483	62.2%	$111	47.9%
F&I PRU	$834	$794	$40	5.0%	$75	(4.5)%
Other:
SG&A expenses	$105.7	$88.2	$17.5	19.9%	$9.2	9.5%
Adjusted SG&A expenses (1)	$105.1	$86.9	$18.2	20.9%	$9.1	10.4%
SG&A as % gross profit	68.4%	93.5%	(25.1)%
Adjusted SG&A as % gross profit (1)	68.1%	92.2%	(24.2)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$49.8	$19.8	$30.0	151.8%	$0.6	148.5%
Used vehicle retail sales	11.8	7.5	4.4	58.4%	0.1	56.6%
Used vehicle wholesale sales	2.6	2.9	(0.2)	(8.3)%	0.1	(10.9)%
Total used	14.5	10.3	4.1	39.9%	0.2	37.7%
Parts and service sales	9.2	5.9	3.3	55.9%	0.1	53.4%
F&I, net	1.4	0.6	0.8	139.1%	—	136.2%
Total revenues	$74.8	$36.6	$38.2	104.5%	$1.0	101.6%
Gross profit:
New vehicle retail sales	$5.2	$1.4	$3.8	274.3%	$0.1	270.4%
Used vehicle retail sales	1.0	0.4	0.5	126.0%	—	124.6%
Used vehicle wholesale sales	0.2	0.1	0.1	149.8%	—	145.5%
Total used	1.2	0.5	0.7	129.7%	—	127.9%
Parts and service sales	4.0	2.5	1.6	63.9%	0.1	61.5%
F&I, net	1.4	0.6	0.8	139.1%	—	136.2%
Total gross profit	$11.8	$4.9	$6.8	138.6%	$0.2	135.5%
Gross margin:
New vehicle retail sales	10.4%	7.0%	3.4%
Used vehicle retail sales	8.2%	5.8%	2.5%
Used vehicle wholesale sales	7.6%	2.8%	4.8%
Total used	8.1%	4.9%	3.2%
Parts and service sales	43.9%	41.8%	2.2%
Total gross margin	15.7%	13.5%	2.3%
Units sold:
Retail new vehicles sold	1,451	694	757	109.1%
Retail used vehicles sold	500	356	144	40.4%
Wholesale used vehicles sold	235	324	(89)	(27.5)%
Total used	735	680	55	8.1%
Average sales price per unit sold:
New vehicle retail	$34,313	$28,495	$5,818	20.4%	$438	18.9%
Used vehicle retail	$23,671	$20,983	$2,687	12.8%	$271	11.5%
Gross profit per unit sold:
New vehicle retail sales	$3,578	$1,999	$1,579	79.0%	$38	77.1%
Used vehicle retail sales	$1,951	$1,213	$739	60.9%	$12	59.9%
Used vehicle wholesale sales	$850	$247	$603	NM	$15	NM
Total used	$1,599	$752	$847	112.6%	$13	110.8%
F&I PRU	$707	$550	$158	28.7%	$8	27.1%
Other:
SG&A expenses	$8.1	$5.6	$2.5	44.0%	$0.1	42.2%
SG&A as % gross profit	68.8%	114.0%	(45.2)%
NM — Not Meaningful

Group 1 Automotive, Inc.
Reported Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$83.9	$77.3	$6.7	8.6%	$(12.4)	24.7%
Used vehicle retail sales	22.5	27.4	(4.9)	(17.9)%	(3.4)	(5.6)%
Used vehicle wholesale sales	4.6	6.7	(2.1)	(30.8)%	(0.5)	(23.3)%
Total used	27.1	34.1	(7.0)	(20.5)%	(3.9)	(9.1)%
Parts and service sales	17.1	15.5	1.6	10.4%	(2.1)	24.2%
F&I, net	2.8	2.3	0.5	20.1%	(0.4)	38.8%
Total revenues	$130.9	$129.1	$1.8	1.4%	$(18.8)	15.9%
Gross profit:
New vehicle retail sales	$8.6	$4.9	$3.7	75.1%	$(1.2)	100.2%
Used vehicle retail sales	2.1	1.5	0.6	40.6%	(0.3)	61.1%
Used vehicle wholesale sales	0.4	0.3	0.1	30.0%	(0.1)	47.8%
Total used	2.5	1.8	0.7	38.9%	(0.4)	59.0%
Parts and service sales	7.4	6.7	0.7	10.8%	(0.9)	25.0%
F&I, net	2.8	2.3	0.5	20.1%	(0.4)	38.8%
Total gross profit	$21.2	$15.6	$5.5	35.5%	$(2.9)	54.3%
Gross margin:
New vehicle retail sales	10.2%	6.3%	3.9%
Used vehicle retail sales	9.3%	5.4%	3.9%
Used vehicle wholesale sales	7.9%	4.2%	3.7%
Total used	9.0%	5.2%	3.9%
Parts and service sales	43.3%	43.1%	0.2%
Total gross margin	16.2%	12.1%	4.1%
Units sold:
Retail new vehicles sold	2,622	2,665	(43)	(1.6)%
Retail used vehicles sold	1,016	1,454	(438)	(30.1)%
Wholesale used vehicles sold	469	799	(330)	(41.3)%
Total used	1,485	2,253	(768)	(34.1)%
Average sales price per unit sold:
New vehicle retail	$32,011	$28,994	$3,017	10.4%	$(4,728)	26.7%
Used vehicle retail	$22,143	$18,847	$3,296	17.5%	$(3,331)	35.2%
Gross profit per unit sold:
New vehicle retail sales	$3,273	$1,839	$1,434	78.0%	$(469)	103.5%
Used vehicle retail sales	$2,051	$1,019	$1,032	101.2%	$(300)	130.6%
Used vehicle wholesale sales	$788	$356	$432	NM	$(108)	NM
Total used	$1,652	$784	$868	110.7%	$(239)	141.2%
F&I PRU	$758	$557	$200	35.9%	$(118)	57.2%
Other:
SG&A expenses	$15.2	$16.2	$(1.0)	(6.4)%	$(1.9)	5.5%
Adjusted SG&A expenses (1)	$15.2	$15.3	$(0.1)	(1.0)%	$(1.9)	11.7%
SG&A as % gross profit	71.7%	103.8%	(32.1)%
Adjusted SG&A as % gross profit (1)	71.7%	98.2%	(26.4)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$1,837.5	$1,049.8	$787.7	75.0%	$33.6	71.8%
Used vehicle retail sales	1,188.2	632.5	555.7	87.9%	32.8	82.7%
Used vehicle wholesale sales	95.8	48.2	47.6	98.7%	3.6	91.2%
Total used	1,284.0	680.7	603.3	88.6%	36.5	83.3%
Parts and service sales	385.5	278.5	107.0	38.4%	5.3	36.5%
F&I, net	159.9	95.5	64.4	67.4%	1.7	65.6%
Total revenues	$3,666.9	$2,104.5	$1,562.4	74.2%	$77.1	70.6%
Gross profit:
New vehicle retail sales	$163.6	$63.1	$100.6	159.4%	$2.1	156.2%
Used vehicle retail sales	107.8	45.8	62.1	135.6%	2.3	130.7%
Used vehicle wholesale sales	8.9	2.0	6.9	NM	0.3	NM
Total used	116.8	47.8	69.0	144.4%	2.5	139.1%
Parts and service sales	212.9	148.1	64.9	43.8%	3.2	41.6%
F&I, net	159.9	95.5	64.4	67.4%	1.7	65.6%
Total gross profit	$653.3	$354.4	$298.8	84.3%	$9.6	81.6%
Gross margin:
New vehicle retail sales	8.9%	6.0%	2.9%
Used vehicle retail sales	9.1%	7.2%	1.8%
Used vehicle wholesale sales	9.3%	4.1%	5.2%
Total used	9.1%	7.0%	2.1%
Parts and service sales	55.2%	53.2%	2.1%
Total gross margin	17.8%	16.8%	1.0%
Units sold:
Retail new vehicles sold	42,409	26,116	16,293	62.4%
Retail used vehicles sold	44,659	30,016	14,643	48.8%
Wholesale used vehicles sold	10,846	7,217	3,629	50.3%
Total used	55,505	37,233	18,272	49.1%
Average sales price per unit sold:
New vehicle retail	$43,329	$40,199	$3,131	7.8%	$792	5.8%
Used vehicle retail	$26,606	$21,072	$5,534	26.3%	$735	22.8%
Gross profit per unit sold:
New vehicle retail sales	$3,858	$2,415	$1,443	59.8%	$49	57.8%
Used vehicle retail sales	$2,415	$1,525	$890	58.4%	$51	55.0%
Used vehicle wholesale sales	$823	$277	$546	NM	$25	NM
Total used	$2,104	$1,283	$821	64.0%	$46	60.4%
F&I PRU	$1,837	$1,702	$135	7.9%	$20	6.8%
Other:
SG&A expenses	$372.3	$233.2	$139.1	59.7%	$6.2	57.0%
Adjusted SG&A expenses (1)	$372.3	$221.4	$150.9	68.1%	$6.2	65.3%
SG&A as % gross profit	57.0%	65.8%	(8.8)%
Adjusted SG&A as % gross profit (1)	57.0%	62.5%	(5.5)%
Operating margin %	7.2%	3.8%	3.4%
Adjusted operating margin % (1)	7.2%	5.4%	1.7%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - Consolidated
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$3,380.4	$2,381.9	$998.6	41.9%	$39.8	40.3%
Used vehicle retail sales	2,086.4	1,403.0	683.4	48.7%	38.3	46.0%
Used vehicle wholesale sales	176.0	133.7	42.2	31.6%	4.5	28.2%
Total used	2,262.4	1,536.8	725.6	47.2%	42.8	44.4%
Parts and service sales	743.6	642.6	101.0	15.7%	6.3	14.7%
F&I, net	286.9	207.0	79.9	38.6%	1.9	37.7%
Total revenues	$6,673.3	$4,768.3	$1,905.0	40.0%	$91.4	38.0%
Gross profit:
New vehicle retail sales	$262.7	$125.2	$137.5	109.8%	$2.0	108.2%
Used vehicle retail sales	167.4	87.7	79.8	91.0%	2.2	88.5%
Used vehicle wholesale sales	12.9	3.0	9.9	NM	0.2	NM
Total used	180.4	90.7	89.7	98.9%	2.4	96.3%
Parts and service sales	412.9	342.8	70.1	20.5%	4.2	19.2%
F&I, net	286.9	207.0	79.9	38.6%	1.9	37.7%
Total gross profit	$1,142.9	$765.7	$377.2	49.3%	$10.6	47.9%
Gross margin:
New vehicle retail sales	7.8%	5.3%	2.5%
Used vehicle retail sales	8.0%	6.2%	1.8%
Used vehicle wholesale sales	7.3%	2.3%	5.1%
Total used	8.0%	5.9%	2.1%
Parts and service sales	55.5%	53.3%	2.2%
Total gross margin	17.1%	16.1%	1.1%
Units sold:
Retail new vehicles sold	79,260	61,198	18,062	29.5%
Retail used vehicles sold	82,686	66,347	16,339	24.6%
Wholesale used vehicles sold	20,645	19,138	1,507	7.9%
Total used	103,331	85,485	17,846	20.9%
Average sales price per unit sold:
New vehicle retail	$42,650	$38,921	$3,729	9.6%	$503	8.3%
Used vehicle retail	$25,233	$21,147	$4,086	19.3%	$463	17.1%
Gross profit per unit sold:
New vehicle retail sales	$3,315	$2,046	$1,268	62.0%	$25	60.7%
Used vehicle retail sales	$2,025	$1,321	$704	53.3%	$27	51.2%
Used vehicle wholesale sales	$626	$157	$469	NM	$8	NM
Total used	$1,745	$1,061	$685	64.6%	$23	62.4%
F&I PRU	$1,772	$1,623	$149	9.2%	$12	8.4%
Other:
SG&A expenses	$689.6	$555.5	$134.2	24.2%	$7.1	22.9%
Adjusted SG&A expenses (1)	$688.4	$542.8	$145.6	26.8%	$7.0	25.5%
SG&A as % gross profit	60.3%	72.5%	(12.2)%
Adjusted SG&A as % gross profit (1)	60.2%	70.9%	(10.7)%
Operating margin %	6.2%	3.1%	3.1%
Adjusted operating margin % (1)	6.2%	3.9%	2.3%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$1,486.6	$903.9	$582.7	64.5%
Used vehicle retail sales	875.5	533.2	342.2	64.2%
Used vehicle wholesale sales	60.6	30.1	30.5	101.2%
Total used	936.1	563.4	372.7	66.2%
Parts and service sales	329.3	251.2	78.1	31.1%
F&I, net	142.8	88.7	54.1	61.0%
Total revenues	$2,894.8	$1,807.1	$1,087.7	60.2%
Gross profit:
New vehicle retail sales	$140.1	$55.9	$84.2	150.7%
Used vehicle retail sales	86.0	40.5	45.5	112.3%
Used vehicle wholesale sales	6.2	1.6	4.6	NM
Total used	92.2	42.1	50.2	119.1%
Parts and service sales	179.6	133.9	45.8	34.2%
F&I, net	142.8	88.7	54.1	61.0%
Total gross profit	$554.8	$320.5	$234.3	73.1%
Gross margin:
New vehicle retail sales	9.4%	6.2%	3.2%
Used vehicle retail sales	9.8%	7.6%	2.2%
Used vehicle wholesale sales	10.2%	5.2%	5.0%
Total used	9.9%	7.5%	2.4%
Parts and service sales	54.6%	53.3%	1.3%
Total gross margin	19.2%	17.7%	1.4%
Units sold:
Retail new vehicles sold	33,563	21,631	11,932	55.2%
Retail used vehicles sold	33,665	25,691	7,974	31.0%
Wholesale used vehicles sold	6,487	5,084	1,403	27.6%
Total used	40,152	30,775	9,377	30.5%
Average sales price per unit sold:
New vehicle retail	$44,292	$41,786	$2,506	6.0%
Used vehicle retail	$26,005	$20,756	$5,249	25.3%
Gross profit per unit sold:
New vehicle retail sales	$4,173	$2,583	$1,591	61.6%
Used vehicle retail sales	$2,556	$1,577	$978	62.0%
Used vehicle wholesale sales	$956	$309	$648	NM
Total used	$2,297	$1,368	$930	68.0%
F&I PRU	$2,125	$1,874	$250	13.4%
Other:
SG&A expenses	$309.4	$200.2	$109.2	54.6%
Adjusted SG&A expenses (1)	$309.4	$189.7	$119.8	63.2%
SG&A as % gross profit	55.8%	62.5%	(6.7)%
Adjusted SG&A as % gross profit (1)	55.8%	59.2%	(3.4)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - U.S.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2021	2020	Increase/(Decrease)	% Change
Revenues:
New vehicle retail sales	$2,732.3	$1,883.2	$849.1	45.1%
Used vehicle retail sales	1,571.9	1,096.1	475.8	43.4%
Used vehicle wholesale sales	111.0	76.0	35.0	46.0%
Total used	1,682.9	1,172.1	510.8	43.6%
Parts and service sales	624.8	553.1	71.7	13.0%
F&I, net	257.9	185.2	72.6	39.2%
Total revenues	$5,297.9	$3,793.6	$1,504.3	39.7%
Gross profit:
New vehicle retail sales	$221.0	$102.5	$118.5	115.6%
Used vehicle retail sales	136.4	72.3	64.1	88.7%
Used vehicle wholesale sales	10.1	2.4	7.7	NM
Total used	146.5	74.7	71.8	96.2%
Parts and service sales	344.3	295.6	48.7	16.5%
F&I, net	257.9	185.2	72.6	39.2%
Total gross profit	$969.7	$658.1	$311.6	47.4%
Gross margin:
New vehicle retail sales	8.1%	5.4%	2.6%
Used vehicle retail sales	8.7%	6.6%	2.1%
Used vehicle wholesale sales	9.1%	3.2%	6.0%
Total used	8.7%	6.4%	2.3%
Parts and service sales	55.1%	53.5%	1.7%
Total gross margin	18.3%	17.3%	1.0%
Units sold:
Retail new vehicles sold	62,711	45,902	16,809	36.6%
Retail used vehicles sold	64,090	52,971	11,119	21.0%
Wholesale used vehicles sold	12,927	11,981	946	7.9%
Total used	77,017	64,952	12,065	18.6%
Average sales price per unit sold:
New vehicle retail	$43,570	$41,026	$2,544	6.2%
Used vehicle retail	$24,526	$20,692	$3,835	18.5%
Gross profit per unit sold:
New vehicle retail sales	$3,524	$2,234	$1,291	57.8%
Used vehicle retail sales	$2,128	$1,364	$764	56.0%
Used vehicle wholesale sales	$785	$201	$583	NM
Total used	$1,903	$1,150	$753	65.5%
F&I PRU	$2,034	$1,874	$160	8.6%
Other:
SG&A expenses	$571.5	$454.1	$117.3	25.8%
Adjusted SG&A expenses (1)	$570.2	$443.6	$126.6	28.5%
SG&A as % gross profit	58.9%	69.0%	(10.1)%
Adjusted SG&A as % gross profit (1)	58.8%	67.4%	(8.6)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$301.2	$126.2	$175.0	138.7%	$32.9	112.6%
Used vehicle retail sales	300.9	91.8	209.1	227.7%	32.7	192.1%
Used vehicle wholesale sales	32.5	15.2	17.3	113.9%	3.6	90.5%
Total used	333.4	107.0	226.4	211.6%	36.3	177.7%
Parts and service sales	47.0	21.4	25.6	119.7%	5.1	95.8%
F&I, net	15.7	6.3	9.5	151.1%	1.7	123.9%
Total revenues	$697.3	$260.9	$436.5	167.3%	$76.0	138.2%
Gross profit:
New vehicle retail sales	$18.4	$5.8	$12.6	215.9%	$2.0	181.4%
Used vehicle retail sales	20.8	4.8	16.0	331.9%	2.3	285.1%
Used vehicle wholesale sales	2.5	0.3	2.2	NM	0.3	NM
Total used	23.3	5.2	18.2	351.5%	2.5	302.9%
Parts and service sales	29.2	11.7	17.5	149.3%	3.2	122.2%
F&I, net	15.7	6.3	9.5	151.1%	1.7	123.9%
Total gross profit	$86.7	$29.0	$57.7	199.1%	$9.4	166.6%
Gross margin:
New vehicle retail sales	6.1%	4.6%	1.5%
Used vehicle retail sales	6.9%	5.3%	1.7%
Used vehicle wholesale sales	7.7%	2.3%	5.5%
Total used	7.0%	4.8%	2.2%
Parts and service sales	62.2%	54.8%	7.4%
Total gross margin	12.4%	11.1%	1.3%
Units sold:
Retail new vehicles sold	7,395	3,791	3,604	95.1%
Retail used vehicles sold	10,494	3,969	6,525	164.4%
Wholesale used vehicles sold	4,124	1,809	2,315	128.0%
Total used	14,618	5,778	8,840	153.0%
Average sales price per unit sold:
New vehicle retail	$40,727	$33,284	$7,443	22.4%	$4,455	9.0%
Used vehicle retail	$28,672	$23,131	$5,541	24.0%	$3,114	10.5%
Gross profit per unit sold:
New vehicle retail sales	$2,484	$1,533	$950	62.0%	$271	44.3%
Used vehicle retail sales	$1,984	$1,215	$770	63.3%	$215	45.7%
Used vehicle wholesale sales	$611	$192	$419	NM	$64	NM
Total used	$1,597	$895	$702	78.5%	$172	59.2%
F&I PRU	$879	$807	$72	8.9%	$95	(2.9)%
Other:
SG&A expenses	$54.9	$27.3	$27.5	100.7%	$6.1	78.4%
Adjusted SG&A expenses (1)	$54.9	$26.1	$28.8	110.1%	$6.1	86.7%
SG&A as % gross profit	63.3%	94.4%	(31.1)%
Adjusted SG&A as % gross profit (1)	63.3%	90.2%	(26.8)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - U.K.
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$564.2	$421.4	$142.8	33.9%	$52.2	21.5%
Used vehicle retail sales	492.0	279.6	212.4	76.0%	41.7	61.1%
Used vehicle wholesale sales	60.3	51.0	9.3	18.3%	5.0	8.5%
Total used	552.3	330.6	221.7	67.1%	46.7	53.0%
Parts and service sales	101.8	74.1	27.7	37.3%	8.4	25.9%
F&I, net	26.3	19.5	6.8	35.0%	2.4	22.8%
Total revenues	$1,244.5	$845.5	$399.0	47.2%	$110.2	34.2%
Gross profit:
New vehicle retail sales	$33.1	$17.8	$15.3	86.1%	$3.2	67.9%
Used vehicle retail sales	29.0	13.9	15.1	108.3%	2.5	90.0%
Used vehicle wholesale sales	2.4	0.3	2.1	NM	0.2	NM
Total used	31.4	14.2	17.2	120.7%	2.8	101.2%
Parts and service sales	61.2	40.5	20.7	51.2%	5.1	38.6%
F&I, net	26.3	19.5	6.8	35.0%	2.4	22.8%
Total gross profit	$152.0	$92.0	$60.0	65.3%	$13.5	50.6%
Gross margin:
New vehicle retail sales	5.9%	4.2%	1.6%
Used vehicle retail sales	5.9%	5.0%	0.9%
Used vehicle wholesale sales	4.0%	0.6%	3.4%
Total used	5.7%	4.3%	1.4%
Parts and service sales	60.2%	54.6%	5.5%
Total gross margin	12.2%	10.9%	1.3%
Units sold:
Retail new vehicles sold	13,927	12,631	1,296	10.3%
Retail used vehicles sold	17,580	11,922	5,658	47.5%
Wholesale used vehicles sold	7,249	6,358	891	14.0%
Total used	24,829	18,280	6,549	35.8%
Average sales price per unit sold:
New vehicle retail	$40,509	$33,363	$7,146	21.4%	$3,750	10.2%
Used vehicle retail	$27,988	$23,452	$4,536	19.3%	$2,370	9.2%
Gross profit per unit sold:
New vehicle retail sales	$2,379	$1,409	$969	68.8%	$232	52.3%
Used vehicle retail sales	$1,648	$1,167	$481	41.3%	$145	28.8%
Used vehicle wholesale sales	$333	$49	$284	NM	$31	NM
Total used	$1,264	$778	$486	62.5%	$112	48.1%
F&I PRU	$834	$793	$41	5.2%	$75	(4.3)%
Other:
SG&A expenses	$103.1	$85.1	$17.9	21.0%	$9.0	10.5%
Adjusted SG&A expenses (1)	$103.1	$83.9	$19.1	22.8%	$9.0	12.1%
SG&A as % gross profit	67.8%	92.6%	(24.8)%
Adjusted SG&A as % gross profit (1)	67.8%	91.3%	(23.5)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Three Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$49.8	$19.8	$30.0	151.8%	$0.6	148.5%
Used vehicle retail sales	11.8	7.4	4.4	59.0%	0.1	57.2%
Used vehicle wholesale sales	2.6	2.9	(0.2)	(8.3)%	0.1	(10.9)%
Total used	14.5	10.3	4.2	40.3%	0.2	38.1%
Parts and service sales	9.2	5.9	3.3	55.9%	0.1	53.4%
F&I, net	1.4	0.6	0.8	139.1%	—	136.2%
Total revenues	$74.8	$36.6	$38.3	104.6%	$1.0	101.8%
Gross profit:
New vehicle retail sales	$5.2	$1.4	$3.8	274.3%	$0.1	270.4%
Used vehicle retail sales	1.0	0.4	0.6	128.5%	—	127.1%
Used vehicle wholesale sales	0.2	0.1	0.1	149.8%	—	145.5%
Total used	1.2	0.5	0.7	131.8%	—	130.0%
Parts and service sales	4.0	2.5	1.6	63.9%	0.1	61.5%
F&I, net	1.4	0.6	0.8	139.1%	—	136.2%
Total gross profit	$11.8	$4.9	$6.9	138.8%	$0.2	135.7%
Gross margin:
New vehicle retail sales	10.4%	7.0%	3.4%
Used vehicle retail sales	8.3%	5.8%	2.5%
Used vehicle wholesale sales	7.6%	2.8%	4.8%
Total used	8.2%	4.9%	3.2%
Parts and service sales	43.9%	41.8%	2.2%
Total gross margin	15.8%	13.5%	2.3%
Units sold:
Retail new vehicles sold	1,451	694	757	109.1%
Retail used vehicles sold	500	356	144	40.4%
Wholesale used vehicles sold	235	324	(89)	(27.5)%
Total used	735	680	55	8.1%
Average sales price per unit sold:
New vehicle retail	$34,313	$28,495	$5,818	20.4%	$438	18.9%
Used vehicle retail	$23,671	$20,905	$2,766	13.2%	$273	11.9%
Gross profit per unit sold:
New vehicle retail sales	$3,578	$1,999	$1,579	79.0%	$38	77.1%
Used vehicle retail sales	$1,959	$1,204	$755	62.7%	$12	61.7%
Used vehicle wholesale sales	$850	$247	$603	NM	$15	NM
Total used	$1,605	$748	$856	114.5%	$13	112.8%
F&I PRU	$707	$550	$158	28.7%	$8	27.1%
Other:
SG&A expenses	$8.0	$5.6	$2.3	41.7%	$0.1	39.9%
SG&A as % gross profit	67.6%	114.0%	(46.4)%
NM — Not Meaningful

Group 1 Automotive, Inc.
Same Store Operating Data - Brazil
(Unaudited)
(In millions, except unit data)

	Six Months Ended June 30,
	2021	2020	Increase/ (Decrease)	% Change	Currency Impact on Current Period Results	Constant Currency % Change
Revenues:
New vehicle retail sales	$83.9	$77.3	$6.7	8.6%	$(12.4)	24.7%
Used vehicle retail sales	22.5	27.4	(4.9)	(17.8)%	(3.4)	(5.4)%
Used vehicle wholesale sales	4.6	6.7	(2.1)	(30.8)%	(0.5)	(23.3)%
Total used	27.1	34.1	(7.0)	(20.4)%	(3.9)	(9.0)%
Parts and service sales	17.1	15.5	1.6	10.4%	(2.1)	24.2%
F&I, net	2.8	2.3	0.5	20.1%	(0.4)	38.8%
Total revenues	$130.9	$129.1	$1.8	1.4%	$(18.8)	16.0%
Gross profit:
New vehicle retail sales	$8.6	$4.9	$3.7	75.1%	$(1.2)	100.2%
Used vehicle retail sales	2.1	1.5	0.6	41.1%	(0.3)	61.8%
Used vehicle wholesale sales	0.4	0.3	0.1	30.0%	(0.1)	47.8%
Total used	2.5	1.8	0.7	39.3%	(0.4)	59.5%
Parts and service sales	7.4	6.7	0.7	10.8%	(0.9)	25.0%
F&I, net	2.8	2.3	0.5	20.1%	(0.4)	38.8%
Total gross profit	$21.2	$15.6	$5.6	35.5%	$(2.9)	54.3%
Gross margin:
New vehicle retail sales	10.2%	6.3%	3.9%
Used vehicle retail sales	9.3%	5.4%	3.9%
Used vehicle wholesale sales	7.9%	4.2%	3.7%
Total used	9.1%	5.2%	3.9%
Parts and service sales	43.3%	43.1%	0.1%
Total gross margin	16.2%	12.1%	4.1%
Units sold:
Retail new vehicles sold	2,622	2,665	(43)	(1.6)%
Retail used vehicles sold	1,016	1,454	(438)	(30.1)%
Wholesale used vehicles sold	469	799	(330)	(41.3)%
Total used	1,485	2,253	(768)	(34.1)%
Average sales price per unit sold:
New vehicle retail	$32,011	$28,994	$3,017	10.4%	$(4,728)	26.7%
Used vehicle retail	$22,143	$18,828	$3,315	17.6%	$(3,334)	35.3%
Gross profit per unit sold:
New vehicle retail sales	$3,273	$1,839	$1,434	78.0%	$(469)	103.5%
Used vehicle retail sales	$2,055	$1,018	$1,037	101.9%	$(301)	131.5%
Used vehicle wholesale sales	$788	$356	$432	NM	$(108)	NM
Total used	$1,655	$783	$872	111.4%	$(240)	142.0%
F&I PRU	$758	$557	$200	35.9%	$(118)	57.2%
Other:
SG&A expenses	$15.1	$16.2	$(1.0)	(6.5)%	$(1.9)	5.3%
Adjusted SG&A expenses (1)	$15.1	$15.3	$(0.2)	(1.1)%	$(1.9)	11.6%
SG&A as % gross profit	71.4%	103.5%	(32.1)%
Adjusted SG&A as % gross profit (1)	71.4%	97.8%	(26.4)%
(1) See the section in this release titled “Reconciliation of Certain Non-GAAP Financial Measures” for the GAAP to non-GAAP reconciliation of these figures.
NM — Not Meaningful

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2021
	U.S. GAAP	Non-cash loss on interest rate swaps	Dealership and real estate transactions	Tax rate changes	Non-GAAP adjusted
SG&A expenses	$376.7	$—	$0.8	$—	$377.5
Income (loss) from operations	$265.8	$—	$(0.8)	$—	$264.9
Floorplan interest expense	$8.8	$(2.3)	$—	$—	$6.5

Income (loss) before income taxes	$243.2	$2.3	$(0.8)	$—	$244.8
Less: Provision (benefit) for income taxes	52.3	0.5	(0.2)	1.9	54.6
Net income (loss)	191.0	1.8	(0.6)	(1.9)	190.2
Less: Earnings (loss) allocated to participating securities	6.4	0.1	—	(0.1)	6.4
Net income (loss) available to diluted common shares	$184.5	$1.7	$(0.6)	$(1.8)	$183.8

Diluted income (loss) per common share	$10.35	$0.10	$(0.03)	$(0.10)	$10.31

Effective tax rate	21.5%				22.3%

SG&A as % gross profit (1)	57.0%				57.1%
Operating margin (2)	7.2%				7.2%
Pretax margin (3)	6.6%				6.6%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and a non-cash loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Three Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Out-of-period adjustment	Asset impairments	Loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$237.2	$(1.2)	$(10.6)	$—	$—	$225.4
Asset impairments	$23.8	$—	$—	$(23.8)	$—	$—
Income from operations	$79.0	$1.2	$10.6	$23.8	$—	$114.6
Loss on extinguishment of debt	$10.4	$—	$—	$—	$(10.4)	$—

Income before income taxes	$42.3	$1.2	$10.6	$23.8	$10.4	$88.3
Less: Provision for income taxes	12.2	0.2	0.8	3.3	2.2	18.7
Net income	30.2	1.0	9.7	20.6	8.1	69.6
Less: Earnings allocated to participating securities	1.1	—	0.4	0.7	0.3	2.5
Net income available to diluted common shares	$29.1	$1.0	$9.4	$19.8	$7.8	$67.1

Diluted income per common share	$1.63	$0.05	$0.53	$1.11	$0.44	$3.77

Effective tax rate	28.7%					21.2%

SG&A as % gross profit (1)	66.1%					62.8%
Operating margin (2)	3.7%					5.4%
Pretax margin (3)	2.0%					4.1%

Same Store SG&A expenses	$233.2	$(1.2)	$(10.6)	$—	$—	$221.4
Same Store SG&A as % gross profit (1)	65.8%					62.5%

Same Store income from operations	$79.1	$1.2	$10.6	$23.8	$—	$114.7
Same Store operating margin (2)	3.8%					5.4%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above, as well as asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and asset impairment charges, as well as loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2021
	U.S. GAAP	Non-cash loss on interest rate swaps	Catastrophic events	Dealership and real estate transactions	Legal matters	Tax rate changes	Non-GAAP adjusted
SG&A expenses	$695.2	$—	$(2.2)	$1.1	$1.0	$—	$695.0
Income (loss) from operations	$418.5	$—	$2.2	$(1.1)	$(1.0)	$—	$418.6
Floorplan interest expense	$16.4	$(2.3)	$—	$—	$—	$—	$14.0

Income (loss) before income taxes	$374.6	$2.3	$2.2	$(1.1)	$(1.0)	$—	$377.1
Less: Provision (benefit) for income taxes	81.7	0.5	0.5	(0.3)	(0.2)	1.9	84.2
Net income (loss)	292.9	1.8	1.7	(0.8)	(0.8)	(1.9)	292.9
Less: Earnings (loss) allocated to participating securities	9.9	0.1	0.1	—	—	(0.1)	9.9
Net income (loss) available to diluted common shares	$283.0	$1.7	$1.7	$(0.8)	$(0.7)	$(1.8)	$283.0

Diluted income (loss) per common share	$15.88	$0.10	$0.09	$(0.05)	$(0.04)	$(0.10)	$15.87

Effective tax rate	21.8%						22.3%

SG&A as % gross profit (1)	60.3%						60.3%
Operating margin (2)	6.2%						6.2%
Pretax margin (3)	5.6%						5.6%

Same Store SG&A expenses	$689.6	$—	$(2.2)	$—	$1.0	$—	$688.4
Same Store SG&A as % gross profit (1)	60.3%						60.2%

Same Store income (loss) from operations	$415.6	$—	$2.2	$—	$(1.0)	$—	$416.8
Same Store operating margin (2)	6.2%						6.2%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items above and a non-cash loss on interest rate swaps.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(In millions, except per share data)

	Six Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Out-of-period adjustment	Asset impairments	Loss on extinguishment of debt	Non-GAAP adjusted
SG&A expenses	$565.1	$(2.1)	$(10.6)	$—	$—	$552.5
Asset impairments	$23.8	$—	$—	$(23.8)	$—	$—
Income from operations	$148.9	$2.1	$10.6	$23.8	$—	$185.4
Loss on extinguishment of debt	$10.4	$—	$—	$—	$(10.4)	$—

Income before income taxes	$81.2	$2.1	$10.6	$23.8	$10.4	$128.1
Less: Provision for income taxes	21.3	0.3	0.8	3.3	2.2	27.9
Net income	60.0	1.8	9.7	20.6	8.1	100.2
Less: Earnings allocated to participating securities	2.1	0.1	0.4	0.7	0.3	3.6
Net income available to diluted common shares	$57.8	$1.7	$9.4	$19.8	$7.8	$96.6

Diluted income per common share	$3.25	$0.10	$0.53	$1.11	$0.44	$5.42

Effective tax rate	26.2%					21.8%

SG&A as % gross profit (1)	72.9%					71.3%
Operating margin (2)	3.1%					3.8%
Pretax margin (3)	1.7%					2.7%

Same Store SG&A expenses	$555.5	$(2.1)	$(10.6)	$—	$—	$542.8
Same Store SG&A as % gross profit (1)	72.5%					70.9%

Same Store income from operations	$149.8	$2.1	$10.6	$23.8	$—	$186.3
Same Store operating margin (2)	3.1%					3.9%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.
(2) Adjusted operating margin excludes the impact of SG&A reconciling items above, as well as asset impairment charges.
(3) Adjusted pretax margin excludes the impact of SG&A reconciling items and asset impairment charges, as well as loss on extinguishment of debt.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2021
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP adjusted
SG&A expenses	$312.6	$0.8	$313.4
SG&A as % gross profit (1)	55.7%		55.9%

Same Store SG&A expenses	$309.4	$—	$309.4
Same Store SG&A as % gross profit (1)	55.8%		55.8%

	Three Months Ended June 30, 2020
	U.S. GAAP	Out-of-period adjustment	Non-GAAP adjusted
SG&A expenses	$203.3	$(10.6)	$192.7
SG&A as % gross profit (1)	62.6%		59.4%

Same Store SG&A expenses	$200.2	$(10.6)	$189.7
Same Store SG&A as % gross profit (1)	62.5%		59.2%

	Six Months Ended June 30, 2021
	U.S. GAAP	Catastrophic events	Dealership and real estate transactions	Legal matters	Non-GAAP adjusted
SG&A expenses	$574.3	$(2.2)	$1.7	$1.0	$574.7
SG&A as % gross profit (1)	58.8%				58.9%

Same Store SG&A expenses	$571.5	$(2.2)	$—	$1.0	$570.2
Same Store SG&A as % gross profit (1)	58.9%				58.8%

	Six Months Ended June 30, 2020
	U.S. GAAP	Out-of-period adjustment	Non-GAAP adjusted
SG&A expenses	$460.8	$(10.6)	$450.2
SG&A as % gross profit (1)	69.2%		67.7%

Same Store SG&A expenses	$454.1	$(10.6)	$443.6
Same Store SG&A as % gross profit (1)	69.0%		67.4%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(In millions)

	Three Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP Adjusted
SG&A expenses	$28.3	$(1.2)	$27.1
SG&A as % gross profit (1)	96.2%		92.1%

Same Store SG&A expenses	$27.3	$(1.2)	$26.1
Same Store SG&A as % gross profit (1)	94.4%		90.2%

	Six Months Ended June 30, 2021
	U.S. GAAP	Dealership and real estate transactions	Non-GAAP Adjusted
SG&A expenses	$105.7	$(0.6)	$105.1
SG&A as % gross profit (1)	68.4%		68.1%

Same Store SG&A expenses	$103.1	$—	$103.1
Same Store SG&A as % gross profit (1)	67.8%		67.8%

	Six Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP Adjusted
SG&A expenses	$88.2	$(1.2)	$86.9
SG&A as % gross profit (1)	93.5%		92.2%

Same Store SG&A expenses	$85.1	$(1.2)	$83.9
Same Store SG&A as % gross profit (1)	92.6%		91.3%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(In millions)

	Six Months Ended June 30, 2020
	U.S. GAAP	Severance costs	Non-GAAP adjusted
SG&A expenses	$16.2	$(0.9)	$15.3
SG&A as % gross profit (1)	103.8%		98.2%

Same Store SG&A expenses	$16.2	$(0.9)	$15.3
Same Store SG&A as % gross profit (1)	103.5%		97.8%
(1) Adjusted SG&A as % of gross profit excludes the impact of SG&A reconciling items above.